UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 3, 1999
                                                  ----------------

                         SCIENTIFIC INDUSTRIES, INC.
                         ---------------------------
          (Exact name of registrant as specified in its charter)

       DELAWARE                          0-6658            04-2217279
-------------------------------     ---------------     -------------
(State or other jurisdiction of     Commission File     (IRS Employer
 incorporation)                     Number               Identification No.)

AIRPORT INTERNATIONAL PLAZA,
70 ORVILLE DRIVE, BOHEMIA, NEW YORK                             11716
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code (516) 567-4700
                                                  --------------












ITEM 5.   OTHER EVENTS.
          -------------
          Registrant issued a press release on Friday, December 3, 1999 announcing settlement agreement in connection with existing litigation.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------
          (c) Exhibits.
          99.1 Press release of the Registrant dated December 3, 1999.



































                                SIGNATURES
                                ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCIENTIFIC INDUSTRIES, INC.
                         -----------------------------------
                         (Registrant)

                         /s/Lowell A. Kleiman
                         -----------------------------------
                         Lowell A. Kleiman
                         President and Treasurer
                         Principal Executive and Financial Officer






Date: December 3, 1999






















                              EXHIBIT INDEX
                              -------------

 Exhibit Number     Description
 --------------     -----------
     99.1           Press Release dated December 3, 1999




























                                                            EXHIBIT 99.1


WHAT'S NEW AT...

                      SCIENTIFIC INDUSTRIES, INC.
                      Airport International Plaza
                            70 Orville Drive
                        Bohemia, New York 11716

FOR IMMEDIATE RELEASE (Bohemia, NY, December 3, 1999)

SCIENTIFIC INDUSTRIES, INC. ANNOUNCES SETTLEMENT OF LAWSUIT WITH VWR SCIENTIFIC PRODUCTS AND HENRY TROEMNER, INC.

     Scientific Industries, Inc. (OTCBB:SCND) ("SI"), announced today that the parties had settled the litigation SI commenced against VWR Scientific Products ("VWR"), and Henry Troemner, Inc. ("Troemner"), in the United States District Court for the Eastern District of New York. In the lawsuit, SI had contended that VWR and Troemner infringed SI's United States patent number 4,781,487 entitled "Quick Disconnect Coupling" as well as SI's trade dress in the housing configuration of its Vortex-Genie 2 (registered trademark) mixer.

     Under the settlement, VWR and Troemner may not manufacture, sell or distribute any vortex mixer that infringes SI's trade dress in the housing configuration of its Vortex-Genie 2 (registered trademark) mixer and , for a limited time, whose accessories are interchangeable with SI's accessories. Troemner and VWR havealso agreed not to sell the vortex mixer Troemner manufactured for VWR and VWR sold between January and May of this year. Troemner, however, will be entitled to manufacture, market and sell to VWR, and VWR will be entitled to continue to market and sell to third party users the VWRbrand (registered trademark) Mini-Vortexer in its current
configuration as manufactured by Troemner.   These units will include the
existing coupling under a license from SI. VWR has also committed to purchase certain quantities of SI products and will recommence the distribution of SI products, including the Vortex-Genie 2 (registered trademark) mixer and the newly released Roto-Shake Genie (trademark). SI will also receive certain promotional considerations from VWR as well as a cash payment from Troemner.

     "With this agreement, SI will continue moving forward to provide quality products to our customers," commented Lowell A. Kleiman, President and CEO of SI. "As part of this effort, we are pleased that VWR will again be a distributor of our products."

ABOUT SI

     SI, headquartered in Bohemia, New York, is a leading manufacturer of laboratory equipment, including the Vortex-Genie 2 (registered trademark) mixer. For more information, visit the company's website at www.scind.com.

     This document may contain forward-looking statements that are subject to risk and uncertainty. There are a number of factors that could cause the company's actual performance to differ materially from expectations. The factors investors should consider are more thoroughly described in the company's Securities and Exchange Commission filings, including the Form 10-Q and 10-K.


For more information contact:
Lowell A. Kleiman, President  * Tel (631) 567-4700  *  Fax (631)567-5896
email: info@scind.com * www.scind.com